UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2020

Piedmont Office Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34626

Maryland	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5565 Glenridge Connector Suite 450
Atlanta, Georgia 30342

(Address of principal executive offices, including zip code)

(770) 418-8800
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	PDM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

EXPLANATORY NOTE

On February 12, 2020, Piedmont Office Realty Trust, Inc. (the “Company”) filed a current report on Form 8-K (the “Original Form 8-K”) to disclose, among other things, the consummation of the acquisition by the Company of the Dallas Galleria Office Towers (the “Acquisition”).

This amended current report on Form 8-K/A is being filed solely to amend Item 9.01 of the Original Form 8-K to provide the financial statements and pro forma financial information referred to in parts (a) and (b) of Item 9.01 below relating to the Acquisition. Except as described above, this Form 8-K/A does not modify or update the Original Form 8-K or the disclosures set forth therein or otherwise reflect events occurring after the filing thereof.

Statements in this current report on Form 8-K/A, including intentions, beliefs, expectations or projections relating to the Acquisition and the impact of the COVID-19 outbreak are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described in “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and its other filings with the SEC. The Company undertakes no obligation to revise or update any forward-looking statements for any reason.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of the Dallas Galleria Office Towers and the Company are submitted at the end of this Form 8-K/A and are incorporated herein by reference:

(b) Pro Forma Information. The following unaudited pro forma financial statements of the Company are submitted at the end of this Form 8-K/A and are incorporated herein by reference:

(d) Exhibits:

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.
(Registrant)

Dated:	April 27, 2020	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors and Stockholders of
Piedmont Office Realty Trust, Inc.
Atlanta, Georgia

We have audited the accompanying Statement of Revenues and Certain Operating Expenses of the Dallas Galleria Office Towers (the "Property") for the year then ended December 31, 2019, and the related notes.

Management's Responsibility for the Statement of Revenues and Certain Operating Expenses

Management is responsible for the preparation and fair presentation of the Statement of Revenues and Certain Operating Expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement of Revenues and Certain Operating Expenses that is free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the Statement of Revenues and Certain Operating Expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Operating Expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement of Revenues and Certain Operating Expenses. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the Statement of Revenues and Certain Operating Expenses whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the Statement of Revenues and Certain Operating Expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Operating Expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Statement of Revenues and Certain Operating Expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Property’s Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2019 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the Statement of Revenues and Certain Operating Expenses, which describes that the accompanying Statement of Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Piedmont Office Realty Trust, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

April 27, 2020

Dallas Galleria Office Towers
Statement of Revenues And Certain Operating Expenses
For the Year Ended December 31, 2019
(in thousands)

Year Ended December 31, 2019
Revenues:
Rental and tenant reimbursement revenue	$41,451
Other property related income	1,585
Total Revenues	43,036

Certain Operating Expenses:
Property operating expenses	17,885

Revenues less certain operating expenses	$25,151

See accompanying notes to Statement of Revenues and Certain Operating Expenses.

Dallas Galleria Office Towers
Notes to Statement of Revenues and Certain Operating Expenses

1. Description of Real Estate Property Acquired

On February 12, 2020, Piedmont Office Realty Trust, Inc. (the "Company”) purchased the "Dallas Galleria Office Towers,” three Class A office towers totaling approximately 1.4 million square feet of office space, associated parking garages, and a 1.9-acre land parcel located within a 3.7 million square foot mixed-use development in Dallas, TX that includes the Dallas Galleria retail destination and a Westin hotel for a net purchase price of approximately $396 million. The acquisition was initially funded with cash on hand and borrowings under the Company's $500 Million Unsecured 2018 Line of Credit.

2. Basis of Accounting

The accompanying Statement of Revenues and Certain Operating Expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest, and corporate expenses. Therefore, the statement will not be comparable to the statement of operations of the Dallas Galleria Office Towers after their acquisition by the Company.

3. Significant Accounting Policies

Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased rental revenue by $2.5 million for the year ended December 31, 2019.

Use of Estimates

The preparation of the Statement of Revenues and Certain Operating Expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

4. Description of Leasing Arrangements

As of December 31, 2019, the Dallas Galleria Office Towers were approximately 95% leased to 65 tenants, including Amazon.com Services, Inc. and Ryan, LLC, which represent approximately 19% and 12% of total rentable square feet, respectively.

Amazon.com Services, Inc. is a subsidiary of the global e-commerce conglomerate Amazon.com, Inc. Amazon.com Services, Inc. provides retailers a turnkey, outsourced e-commerce solution that incorporates Amazon.com's widely recognized shopping features and technology, while still allowing retailers to entirely control the look and feel of their websites. The expiration date of their lease is 2025.

Ryan, LLC is a global tax services, software, and technology firm providing an integrated suite of federal, state, local, and international tax services. The expiration date of their lease is 2023.

5. Future Minimum Rental Commitments

As of December 31, 2019, future minimum rental commitments are as follows (in millions):

For the year ended December 31:
2020	$29.9
2021	32.1
2022	30.8
2023	25.2
2024	21.2
Thereafter	47.0
$186.2

Based on the leases that were in place as of December 31, 2019, the following tenants will contribute as follows to future minimum rental commitments:

Tenant	2020	2021	2022	2023	2024	Thereafter
Amazon.com Services, Inc.	16%	21%	24%	32%	38%	3%
Ryan, LLC	18%	17%	18%	4%	—%	—%

6. Subsequent Events

Subsequent to year end, the World Health Organization declared the novel coronavirus (COVID-19) outbreak a pandemic. There have been mandates from international, federal, state and local authorities requiring forced closures of various schools, business and other facilities and organizations. These forced closures and restrictions have had a material adverse effect on the global economy and the regional U.S. economy in which the Dallas Galleria Office Towers operate, including negatively impacting some of the Dallas Galleria Office Towers' tenants' ability to pay their rent. To date, a limited number of tenants have requested some form of rental concession. Management will continue to work closely with impacted tenants and address their concerns on a case-by-case basis, seeking solutions that address immediate cash flow interruptions while maintaining long term lease obligations.

While the impact of the COVID-19 pandemic on the Dallas Galleria Office Tower's business has not been severe to date, the long-term impact of the pandemic on the Dallas Galleria Office Towers' tenants and the global economy is uncertain and will depend on the scope, severity and duration of the pandemic. A prolonged economic downturn or recession resulting from the pandemic could adversely affect many of the Dallas Galleria Office Towers' tenants which could, in turn, adversely impact the Dallas Galleria Office Towers' business, financial condition and results of operations.

Subsequent events related to the Dallas Galleria Office Towers have been evaluated through April 27, 2020, which is the date the Statement of Revenues and Certain Operating Expenses was available to be issued. All subsequent events, if any, requiring recognition as of December 31, 2019, have been incorporated into the Statement of Revenues and Certain Operating Expenses or disclosed in the notes to the Statement of Revenues and Certain Operating Expenses.

PIEDMONT OFFICE REALTY TRUST, INC.

Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the consolidated financial statements and notes thereto of Piedmont Office Realty Trust, Inc. ("Piedmont" or the "Company") included in its annual report filed on Form 10-K for the year ended December 31, 2019. In addition, this pro forma information should be read in conjunction with the financial statements and notes thereto of the acquired properties included in this current report on Form 8-K.

The following unaudited pro forma balance sheet as of December 31, 2019, has been prepared in conformity with U.S. generally accepted accounting principles to give effect to the acquisition of the Dallas Galleria Office Towers and the disposition of 1901 Market Street as if both transactions had occurred on December 31, 2019. The following unaudited pro forma statement of comprehensive income for the year ended December 31, 2019, has been prepared to give effect to the sale of both the 500 West Monroe Street and 1901 Market Street buildings and the acquisition of the Dallas Galleria Office Towers as if each transaction had occurred on January 1, 2019.

These unaudited pro forma financial statements are prepared for informational purposes only, are based on information and assumptions available at the time of the filing of this current report on Form 8-K that management believes to be reasonable and factually supportable, and are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of 500 West Monroe Street and 1901 Market Street and the acquisition of the Dallas Galleria Office Towers been consummated as of January 1, 2019 and the acquisition of the Dallas Galleria Office Towers and disposition of 1901 Market Street been consummated as of December 31, 2019. Actual adjustments may differ materially from the information presented. Specifically, the pro forma statement of comprehensive income for the year ended December 31, 2019 does not reflect twelve months of operational results for other properties acquired by the Company during the year ended December 31, 2019.

Piedmont Office Realty Trust, Inc.
PRO FORMA BALANCE SHEET
DECEMBER 31, 2019
(Unaudited)
(in thousands, except of share and per share amounts)

	Historical(a)	Dallas Galleria Office Towers		1901 Market Street (b)		Pro Forma Total
Assets:
Real estate assets, at cost:
Land	$506,389	$19,674	(c)	$(20,829)	(d)	$505,234
Buildings and improvements, less accumulated depreciation	2,325,222	293,760	(c)	(112,287)	(d)	2,506,695
Intangible lease assets, less accumulated amortization	80,979	49,177	(c)	(6,574)	(d)	123,582
Construction in progress	29,920	—		—		29,920
Total real estate assets	2,942,510	362,611		(139,690)		3,165,431
Cash and cash equivalents	13,545	(4,846)	(e)	185,349	(f)	194,048
Tenant receivables	8,226	—		—		8,226
Straight-line rent receivables	151,118	—		(18,776)	(d)	132,342
Restricted cash and escrows	1,841	—		—		1,841
Prepaid expenses and other assets	25,427	—		—		25,427
Goodwill	98,918	—		—		98,918
Deferred lease costs, less accumulated amortization	275,172	56,404	(c)	(9,425)	(d)	322,151
Total assets	$3,516,757	$414,169		$17,458		$3,948,384
Liabilities:
Unsecured debt, net of discount and unamortized debt issuance costs	$1,292,374	$392,000	(g)	$—		$1,684,374
Secured debt, net of premiums and unamortized debt issuance costs	189,030	—		(159,568)	(h)	29,462
Accounts payable, accrued expenses, and accrued capital expenditures	117,496	—		—		117,496
Dividends payable	26,427	—		—		26,427
Deferred income	34,609	—		—		34,609
Intangible lease liabilities, less accumulated amortization	32,726	22,169	(c)	(7,657)	(d)	47,238
Interest rate swaps	5,121	—		—		5,121
Total liabilities	1,697,783	414,169		(167,225)		1,944,727
Commitments and Contingencies	—	—		—		—
Stockholders’ Equity:
Shares-in-trust, 150,000,000 shares authorized; none outstanding as of December 31, 2019	—	—		—		—
Preferred stock, no par value, 100,000,000 shares authorized; none outstanding as of December 31, 2019	—	—		—		—
Common stock, $0.01 par value, 750,000,000 shares authorized; 125,783,408 shares issued and outstanding as of December 31, 2019	1,258	—		—		1,258
Additional paid-in capital	3,686,398	—		—		3,686,398
Cumulative distributions in excess of earnings	(1,871,375)	—		184,683	(i)	(1,686,692)
Other comprehensive income	967	—		—		967
Piedmont stockholders’ equity	1,817,248	—		184,683		2,001,931
Noncontrolling interest	1,726	—		—		1,726
Total stockholders’ equity	1,818,974	—		184,683		2,003,657
Total liabilities and stockholders’ equity	$3,516,757	$414,169		$17,458		$3,948,384

(a)Historical financial information derived from Piedmont's Annual Report on Form 10-K as of December 31, 2019.
(b)Reflects the removal of the results of operations related to the 1901 Market Street building as of December 31, 2019, as the disposition of 1901 Market Street was considered probable as of the time of filing of this amended current report on Form 8-K.
(c)Reflects the purchase price allocation for the properties acquired by Piedmont in connection with the Dallas Galleria Office Towers acquisition, based on attributes of the acquired properties, in-place leases, and recent transactions involving similar properties in the Dallas, Texas market. These are preliminary estimates of the fair value of the assets acquired in connection with the acquisition of these properties. Additionally, these assets qualify as asset acquisitions under Accounting Standards Codification 805, Business Combinations. Finally, these estimated allocations may be adjusted in the future upon finalization of the purchase price allocation. The purchase price has been allocated as follows:

Land	$19,674
Building and improvements	293,760
Intangible lease assets	49,177
Lease acquisition costs, net of tenant credits received from seller	1,344
Deferred lease costs	55,060
Intangible lease liabilities	(22,169)
Total Allocated Purchase Price	$396,846

(d)Amounts represent the necessary adjustments to remove net assets and liabilities associated with the potential, probable disposition of the 1901 Market Street building in Philadelphia, Pennsylvania.
(e)Represents the net portion of the acquisition price funded and related expenses assumed to purchase the Dallas Galleria Office Towers with cash on hand based on the assumptions outlined herein, offset by cash borrowings under the Company's $500 Million Unsecured 2018 Line of Credit, which was used initially to substantially fund the acquisition.
(f)Reflects the Company's estimated net proceeds resulting from the potential, probable disposition of the 1901 Market Street building, net of assumed repayment of the $160 Million Fixed-Rate Loan secured by the property.
(g)Represents the allocated amount drawn under the Company's $500 Million Unsecured 2018 Line of Credit for the purchase of the Dallas Galleria Office Towers. The line of credit has a capacity of $500 million and matures on September 30, 2022. Piedmont may extend the term for up to one additional year (through two available six month extensions to a final extended maturity date of September 29, 2023) provided Piedmont is not then in default and upon payment of extension fees. Amounts outstanding under the Revolving Credit Facility bear interest at LIBOR plus 0.90%.
(h)Assumed repayment of the $160 Million Fixed-Rate Loan, secured by the 1901 Market Street building, net of associated unamortized deferred financing costs.
(i)Reflects the Company's estimated pro forma, non-recurring gain on the sale of the 1901 Market Street building.

Piedmont Office Realty Trust, Inc.
PRO FORMA STATEMENT OF COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2019
(Unaudited)
(in thousands, except of share and per share amounts)

	Historical (a)	Historical Dallas Galleria Office Towers (b)	Historical 500 West Monroe Street (c)	Historical 1901 Market Street (d)	Other Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental and tenant reimbursement revenue(e)	$511,905	$41,451	$(33,952)	$(22,939)	$5,517	(h)	$501,982
Property management fee revenue(f)	3,398	—	628	—	—		4,026
Other property related income	17,875	1,585	(3,686)	(27)	—		15,747
	533,178	43,036	(37,010)	(22,966)	5,517		521,755

Expenses:
Property operating costs(g)	211,380	17,885	(16,777)	(55)	—		212,433
Depreciation	106,015	—	(7,556)	(5,899)	7,359	(i)	99,919
Amortization	76,666	—	(1,147)	(3,952)	23,913	(j)	95,480
Impairment loss on real estate assets	8,953	—	—	—	—		8,953
General and administrative	37,895	—	(2)	(5)	—		37,888
	440,909	17,885	(25,482)	(9,911)	31,272		454,673
Other income (expense):
Interest expense	(61,594)	—	—	5,741	(12,505)	(k)	(68,358)
Other income	1,571	—	—	—	—		1,571
Gain on sale of real estate assets	197,010	—	—	—	—		197,010
	136,987	—	—	5,741	(12,505)		130,223
Net income	229,256	25,151	(11,528)	(7,314)	(38,260)		197,305
Net loss applicable to noncontrolling interest	5	—	—	—	—		5
Net income applicable to Piedmont	229,261	25,151	(11,528)	(7,314)	(38,260)		197,310
Other comprehensive loss:
Effective portion of loss on derivative instruments that are designated and qualify as cash flow hedges	(5,659)	—	—	—	—		(5,659)
Less reclassification of net gain included in net income	(1,836)	—	—	—	—		(1,836)
Other comprehensive loss	(7,495)	—	—	—	—		(7,495)
Comprehensive income attributable to Piedmont	$221,766	$25,151	$(11,528)	$(7,314)	$(38,260)		$189,815
Per share information:
Comprehensive income available to common stockholders- basic	$1.76						$1.51
Comprehensive income available to common stockholders- diluted	$1.76						$1.50
Weighted-average common shares outstanding – basic	125,709						125,709
Weighted-average common shares outstanding – diluted	126,182						126,182

(a)Historical financial information derived from Piedmont's annual report on Form 10-K for the year ended December 31, 2019.
(b)Historical financial information derived from the Dallas Galleria Office Towers Statement of Revenues and Certain Expenses for the year ended December 31, 2019, contained in this amended current report on Form 8-K.
(c)Reflects the removal of the results of operations related to the 500 West Monroe Street building from January 1, 2019 to the sale date of October 28, 2019.
(d)Reflects the removal of the results of operations related to the 1901 Market Street building from January 1, 2019 through December 31, 2019, as the disposition of 1901 Market Street was considered probable as of the time of filing of this amended current report on Form 8-K.
(e)Rental income consists of base rent as well as reimbursement for property operating costs pursuant to the leases in place for the year ended December 31, 2019. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2019.
(f)Consists of property management fees earned for oversight of the day-to-day operations of the property.
(g)Consists of property operating expenses, primarily related to real estate taxes, insurance, utilities, and maintenance and support services.
(h)Consists of adjustments for the amortization of the net (above)/below market lease assets acquired with the Dallas Galleria Office Towers.
(i)Consists of adjustment for the depreciation expense related to the portion of the purchase price allocated to building over a 40-year life.
(j)Amortization of other in-place lease intangibles is recognized using the straight-line method over approximately 5.2 years, the average remaining life of in-place leases.
(k)Reflects the imputed increase in interest expense related to the borrowings used under the $500 Million Unsecured 2018 Line of Credit, substantially to purchase the Dallas Galleria Office Towers on January 1, 2019, using the average interest rate associated with Piedmont's $500 Million Unsecured 2018 Line of Credit during the year ended December 31, 2019 of 3.19%. Such imputed interest expense does not include any assumption of repayments for net sales proceeds from the property dispositions described above.